SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2002

CORNERSTONE PROPANE PARTNERS, L.P.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-12499	77-0439862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

432 Westridge Drive, Watsonville, CA  95076

(Address of Principal Executive Offices, including  Zip Code)

(831) 724-1921
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

                Sale of Assets  As announced in a press release issued on November 13, 2002 (which press release is attached hereto as Exhibit 99.1), on November 7, 2002, CornerStone Propane Partners, L.P. (“CornerStone”) closed the sale of its Coast Energy Group for approximately $12 million (including amounts attributable to the sale of existing propane inventory) to an affiliate of Enterprise Products Partners L.P. (“Enterprise”)  The assets sold pursuant to the sale include terminals located in Bakersfield and Rocklin, Calif., Reno, Nev. and Albertville, Ala.  The transaction included certain wholesale natural gas liquids supply and sales contracts that utilize the purchased terminals.  Pursuant to the terms of the propane supply agreement signed in connection with the sale transaction, Enterprise will supply CornerStone with all of its requirements of propane.

                Additional actions taken over the past three months have focused on reducing costs, capital expenditures and working capital requirements. CornerStone is continuing its discussions with holders of Cornerstone’s senior debt regarding the deferral of interest and principal payments, as well as exploring other restructuring options. As a result of these actions and activities, CornerStone believes that it has adequate liquidity to operate through the peak winter heating season.

FORWARD-LOOKING STATEMENTS:

                THIS CURRENT REPORT ON FORM 8-K CONTAINS OR INCORPORATES BY REFERENCE FORWARD-LOOKING STATEMENTS AS DEFINED IN SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934.  ANY STATEMENTS THAT EXPRESS OR INVOLVE DISCUSSIONS AS TO EXPECTATIONS, BELIEFS AND PLANS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE ACTUAL RESULTS TO MATERIALLY DIFFER FROM THOSE CONSIDERED BY THE FORWARD-LOOKING STATEMENTS.  FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY INCLUDE CORNERSTONE’S DEBT SERVICE REQUIREMENTS AND ITS DISCUSSIONS AND NEGOTIATIONS WITH HOLDERS OF ITS DEBT INSTRUMENTS REGARDING THE DEFERRAL OF PRINCIPAL AND INTEREST PAYMENTS AND THE RESTRUCTURING OF SUCH INSTRUMENTS, THE AVAILABILITY OF RESTRUCTURING AND STRATEGIC OPTIONS, THE AVAILABILITY OF ADDITIONAL SHORT TERM FINANCING AND ITS ABILITY TO SECURE DEBTOR IN POSSESSION FINANCING, CORNERSTONE’S FUTURE OPERATING PERFORMANCE, CAPITAL EXPENDITURE NEEDS, ACCESS TO FINANCING AND ITS ABILITY TO FUND ITS CAPITAL REQUIREMENTS IN THE NEAR TERM AND THE LONG TERM, AND PREVAILING ECONOMIC, FINANCIAL, BUSINESS AND WEATHER CONDITIONS, IN ADDITION TO OTHER FACTORS, RISKS AND UNCERTAINTIES THAT ARE DESCRIBED IN CORNERSTONE’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING CORNERSTONE’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2001.  AS A RESULT, NO ASSURANCES CAN BE GIVEN AS TO FUTURE RESULTS, LEVELS OF ACTIVITY OR ACHIEVEMENTS.  ANY FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THE STATEMENT WAS MADE.  CORNERSTONE UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, UNLESS OTHERWISE REQUIRED BY LAW.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

                (c) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 13, 2002 announcing the sale of Coast Energy Group assets to Enterprise Products Partners L.P.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on November 14, 2002.

CornerStone Propane Partners, L.P.

Date: November 14, 2002	By:	/s/ Curtis G. Solsvig III

	Name:	Curtis G. Solsvig III

	Its:	Chief Executive Officer